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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K




                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT - September 22, 2000
                       (Date of Earliest Event Reported)



                                 CONSECO, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-9250

            Indiana                                           35-1468632
---------------------------------                  -----------------------------
(State of Incorporation)                                  (I.R.S. Employer
                                                         Identification No.)



11825 N. Pennsylvania Street, Carmel, IN                        46032
----------------------------------------           -----------------------------
      (Address of principal                                    Zip Code
      executive offices)

      Registrant's telephone number, including area code:  (317) 817-6100


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39257.0001
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 Item 5.  Other Events.

     Restoration Plan
     ----------------

     Conseco, Inc. ("Conseco") and its lender banks have signed amendments that will restructure the company's credit facilities as part of Conseco's "Restoration Plan". The agreement with the banks covers $2.8 billion of debt held by a 25-bank consortium led by Bank of America and Chase Manhattan Bank. The primary terms of such amendments are outlined in the press release attached as an exhibit hereto. Conseco is also filing herewith the slides from a presentation made to analysts and others.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               4.1 First Amendment to the Five-Year Credit Agreement dated as of September 22, 2000.

               4.2 Second Amendment to the 364-Day Credit Agreement and Amendment and Restatement of the $50,000,000 Extendible Commercial Notes dated as of September 22, 2000.

               4.3 Second Amendment to the $155 Million Credit Agreement dated as of September 22, 2000.

               4.4 Agreement dated as of September 22, 2000 relating to the 1997 Director and Officer Loan Credit Agreement.

               4.5 Agreement dated as of September 22, 2000 relating to the 1998 Director and Officer Loan Credit Agreement.

               4.6 Agreement dated as of September 22, 2000 relating to the 1999 Director and Officer Loan Credit Agreement.

               4.7 Guaranty and Subordination Agreement dated as of September 22, 2000 under the Senior Secured Revolving Credit Agreement dated as of May 30, 2000.

               4.8 Guaranty and Subordination Agreement dated as of September 22, 2000 under the Credit Agreement dated as of May 30, 2000.

               4.9 Guaranty and Subordination Agreement dated as of September
                    22, 2000 under the Amended and Restated Credit Agreement dated as of August 26, 1997.

               4.10 Guaranty and Subordination Agreement dated as of September
                    22, 2000 under the 364-Day Credit Agreement dated as of September 25, 1998.

               4.11 Guaranty and Subordination Agreement dated as of September
                    22, 2000 under the Five-Year Credit Agreement dated as of September 25, 1998.

               4.12 Guaranty and Subordination Agreement dated as of September
                    22, 2000 under the Credit Agreement dated as of August 28, 1998.

               99.1 Press Release of Conseco, Inc. issued on September 22,
                    2000.

               99.2 Analyst Presentation dated September 25, 2000.


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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONSECO, INC.



                              By: /s/ James S. Adams
                                 ---------------------------------------
                                  Name:   James S. Adams
                                          -----------------------------
                                  Title:  Senior Vice-President, Chief
                                          Accounting Officer and Treasurer
                                          --------------------------------





Dated:  September 27, 2000

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                                 EXHIBIT INDEX



Exhibit No.                         Description
-----------    -------------------------------------------------

         4.1 First Amendment to the Five-Year Credit Agreement dated as of September 22, 2000.

         4.2 Second Amendment to the 364-Day Credit Agreement and Amendment and Restatement of the $50,000,000 Extendible Commercial Notes dated as of September 22, 2000.

         4.3 Second Amendment to the $155 Million Credit Agreement dated as of September 22, 2000.

         4.4 Agreement dated as of September 22, 2000 relating to the 1997 Director and Officer Loan Credit Agreement.

         4.5 Agreement dated as of September 22, 2000 relating to the 1998 Director and Officer Loan Credit Agreement.

         4.6 Agreement dated as of September 22, 2000 relating to the 1999 Director and Officer Loan Credit Agreement.

         4.7 Guaranty and Subordination Agreement dated as of September 22, 2000 under the Senior Secured Revolving Credit Agreement dated as of May 30, 2000.

         4.8 Guaranty and Subordination Agreement dated as of September 22, 2000 under the Credit Agreement dated as of May 30, 2000.

         4.9 Guaranty and Subordination Agreement dated as of September 22, 2000 under the Amended and Restated Credit Agreement dated as of August 26, 1997.

         4.10 Guaranty and Subordination Agreement dated as of September 22, 2000 under the 364-Day Credit Agreement dated as of September 25, 1998.

         4.11 Guaranty and Subordination Agreement dated as of September 22, 2000 under the Five-Year Credit Agreement dated as of September 25, 1998.

         4.12 Guaranty and Subordination Agreement dated as of September 22, 2000 under the Credit Agreement dated as of August 28, 1998.

         99.1     Press Release of Conseco, Inc. issued on September 22, 2000.

         99.2     Analyst Presentation dated September 25, 2000.


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